SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  December 15, 1999



                                ALYN CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Delaware                   000-21153                 33-0709359
      (STATE OR OTHER        (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
      JURISDICTION OF                                     IDENTIFICATION NO.)
      INCORPORATION)


                  16761 Hale Avenue                              92606
                  Irvine, California
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

       Registrant's telephone number, including area code (949) 425-1525

                                 Not Applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS.

On December 15, 1999, the Registrant posted a statement on an internet bulletin board associated with Yahoo Finance
(http://messages.yahoo.com/?action=q&board=ALYN), a copy of which is attached hereto as Exhibit 99.1.

EXHIBIT NUMBER          DESCRIPTION

Exhibit 99.1 Internet posting of the Registrant, dated December 15, 1999.

            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   ALYN CORPORATION


                                   By:
                                       Name:    Richard L. Little
                                       Title:   Chief Financial Officer

Date: December 16, 1999